Exhibit 10.1

A MARK OF [**] IN THE TEXT OF THIS EXHIBIT INDICATES THAT CONFIDENTIAL

MATERIAL HAS BEEN OMITTED. THIS EXHIBIT, INCLUDING THE OMITTED PORTIONS, HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE

24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE A

SUPPLEMENTAL CONFIRMATION

To:	Fifth Third Bancorp Fifth Third Center Cincinnati, Ohio 45263
From:	Morgan Stanley & Co. LLC
Subject:	Accelerated Stock Buyback
Date:	May 23, 2018

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Morgan Stanley & Co. LLC(“MSCO”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between MSCO and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of July 29, 2015 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	May 23, 2018

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	May 24, 2018

Scheduled Termination Date:	June 15, 2018

First Acceleration Date:	[**]*

Prepayment Amount:	$235,000,000

Prepayment Date:	May 25, 2018

Initial Shares:	6,402,244 Shares; provided that if, in connection with the Transaction, MSCO is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that MSCO is able to so borrow or otherwise acquire, and MSCO shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

A - 1

Initial Share Delivery Date:	May 25, 2018

Ordinary Dividend Amount:	[**]*

Scheduled Ex-Dividend Dates:	June 28, 2018

Termination Price:	[**]*

Additional Relevant Days:	The 5th Exchange Business Days immediately following the Calculation Period.

3. Counterparty represents and warrants to MSCO that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[Remainder of Page Intentionally Blank]

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by MSCO) correctly sets forth the terms of the agreement between MSCO and Counterparty with respect to any particular Transaction to which this Master Confirmation relates, by manually signing this Master Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to MSCO Bank Securities Inc., Facsimile No (212) 507-4338

Yours faithfully,

MORGAN STANLEY & CO. LLC

By: /s/ DARREN MCCARLEY
Name: Darren McCarley
Title: Managing Director

Agreed and Accepted By:

FIFTH THIRD BANCORP

By:	/s/ JAMES C. LEONARD
Name: James C. Leonard
Title: Treasurer

[Signature Page to Supplemental Confirmation]